Supplement Dated March 8, 2013 to your Prospectus

Sterling Capital Select Equity Variable Insurance Fund - Fund Name Change

Effective May 1, 2013, the Sterling Capital Select Equity Variable Insurance Fund will be renamed the Sterling Capital Equity Income Variable Insurance Fund.  All references in the Prospectus to the Sterling Capital Select Equity Variable Insurance Fund should be changed to the Sterling Capital Equity Income Variable Insurance Fund.

Sterling Capital Select Equity Variable Insurance Fund - Investment Objective

Effective May 1, 2013, the investment objective of the Sterling Capital Equity Income Variable Insurance Fund will be:

The Fund seeks capital growth and current income.

Sterling Capital Strategic Allocation Equity Variable Insurance Fund - Fund Liquidation

The Board of Trustees of the Sterling Capital Strategic Allocation Equity Variable Insurance Fund has approved the liquidation and termination of the Sterling Capital Strategic Allocation Equity Variable Insurance Fund. Effective as of the close of business on or about April 26, 2013, any Contract Value allocated to the Sterling Capital Strategic Allocation Equity Variable Insurance Fund Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation and termination of the Sterling Capital Strategic Allocation Equity Variable Insurance Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 25, 2013. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 26, 2013:

(i)   any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)  Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Upon completion of the liquidation and termination of the Sterling Capital Strategic Allocation Equity Variable Insurance Fund, all references to the Sterling Capital Strategic Allocation Equity Variable Insurance Fund in the prospectus will be deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

HV-7426